UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 7, 2005
GOODRICH CORPORATION
(Exact Name of Registrant as Specified in Charter)

New York	1-892	34-0252680
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)
Four Coliseum Centre
2730 West Tyvola Road
Charlotte, North Carolina 28217
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (704) 423-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance And Management
Item 5.02. Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers.
Signatures
EX-99.1

Section 5 — Corporate Governance And Management
Item 5.02. Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers.
     (c) As previously reported in Part II, Item 5 of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, our Board of Directors elected Scott E. Kuechle to the position of Senior Vice President and Chief Financial Officer, effective August 9, 2005. Mr. Kuechle, who previously served as our Vice President and Controller (our chief accounting officer), continues to serve as our Controller until his successor is elected.
     On September 7, 2005, the Compensation Committee of our Board of Directors approved changes to Mr. Kuechle’s compensation arrangements to reflect his new responsibilities as Senior Vice President and Chief Financial Officer. These changes are retroactive to August 9, 2005. A summary of Mr. Kuechle’s current compensation arrangements is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH CORPORATION (Registrant)

Date: September 13, 2005	By:	/s/ Kenneth L. Wagner

Kenneth L. Wagner Assistant Secretary

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